                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         December 18, 1997
                                                -------------------------------

                        Physicians Resource Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     1-13778                   76-0456864
          --------                     -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

      Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
-------------------------------------------------------------------------------
              (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code         (972) 982-8200
                                                     --------------------------

ITEM 5.  OTHER EVENTS.

         On December 18, 1997, a class action lawsuit was filed against Physicians Resource Group, Inc., in the United States District Court for the Northern District of Texas on behalf of all purchasers of Physicians Resource Group, Inc. common stock between June 17, 1997 and November 19, 1997, inclusive. A copy of the complaint is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS.

Exhibit No.      Description
-----------      -----------

99.1     -       Complaint - Class Action, Howard Longman, on behalf of himself and all others similarly situated, plaintiff, against Physicians Resource Group, Inc.
                 and Emmett E. Moore, defendant, filed December 18, 1997, in the U.S.
                 District Court, Northern District of Texas.

----------
(1)      -       Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHYSICIANS RESOURCE GROUP, INC.


Date: December 22, 1997                 By: /s/ RICHARD A. GILLELAND
                                           ----------------------------------
                                            Richard A. Gilleland
                                            President and Chief
                                            Executive Officer

                              INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

99.1     -       Complaint - Class Action, Howard Longman, on behalf of himself and all others similarly situated, plaintiff, against Physicians Resource Group, Inc.
                 and Emmett E. Moore, defendant, filed December 18, 1997, in the U.S.
                 District Court, Northern District of Texas.

----------
(1)      -       Filed herewith.